     As filed with the Securities and Exchange Commission on July 11, 1994.

                                                   Registration No. 33-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                              POTLATCH CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                 Delaware                            82-0156045
        -------------------------------          -------------------
        (State or other jurisdiction of           (I.R.S. Employer
        incorporation or organization)           Identification No.)

                  One Maritime Plaza
               San Francisco, California               94111
        ----------------------------------------     ----------
        (Address of Principal Executive Offices)     (Zip Code)

             POTLATCH CORPORATION SALARIED EMPLOYEES' SAVINGS PLAN
             -----------------------------------------------------
                            (Full title of the plan)

                                                     Copy to:

      SANDRA T. POWELL, Secretary               BLAIR W. WHITE, ESQ.
         Potlatch Corporation                Pillsbury Madison & Sutro
          One Maritime Plaza                       P.O. Box 7880
    San Francisco, California 94111           San Francisco, CA 94120
            (415) 576-8800                         (415) 983-1000
- ------------------------------------------   --------------------------
   (Name, address and telephone number,
including area code, of agent for service)

                        CALCULATION OF REGISTRATION FEE

- ------------------------------------------------------------------------------------------------
                                          Proposed            Proposed
Title of Securities   Amount To Be    Maximum Offering    Maximum Aggregate      Amount of
 To Be Registered     Registered(1)   Price per Share(2)  Offering Price(2)    Registration Fee
- ------------------------------------------------------------------------------------------------
Common Stock,            600,000
$1.00 par value           shares            $38.625            $23,175,000          $7,992.00

In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this
Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Potlatch Corporation Salaried Employees' Savings
Plan.
- ------------------------------------------------------------------------------------------------

(1)  Calculated pursuant to General Instruction E to Form S-8.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h), based upon the average of the high and low reported sales prices of Potlatch Corporation's common stock as reported on the New York Stock Exchange (by the Wall Street Journal) on July 6, 1994.

                               ------------------

   The Registration Statement shall become effective upon filing in accordance with Rule 462 under the Securities Act of 1933.
================================================================================

                   PART II - INFORMATION REQUIRED PURSUANT TO
                   ------------------------------------------
                       GENERAL INSTRUCTION E TO FORM S-8
                       ---------------------------------

GENERAL INSTRUCTION E INFORMATION

     This Registration Statement is being filed for the purpose of increasing the number of securities of the same class as other securities for which a Registration Statement of Potlatch Corporation (the "Company") on Form S-8 relating to the Potlatch Corporation Salaried Employees' Savings Plan (the "Plan") is effective.

     The Company's Form S-8 Registration Statement filed with the Securities and Exchange Commission (the "Commission") on April 18, 1989, File No. 33-28220, and its Form S-8 Registration Statement filed with the Commission on October 10, 1985, File No. 33-00805, are hereby incorporated by reference.

INCORPORATION OF DOCUMENTS BY REFERENCE

     The following documents filed by the Company and the Plan with the Commission are incorporated by reference in this Registration Statement:

     (1) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993 filed pursuant to Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act").

     (2) The Plan's Annual Report on Form 11-K for the year ended December 31, 1993, filed pursuant to Section 15(d) of the Exchange Act.

     (3) The Company's Quarterly Reports on Form 10-Q for the fiscal quarter ended March 31, 1994, filed pursuant to Section 13 of the Exchange Act.

     (4) All other reports filed by the Company since December 31, 1993 with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act.

     (5) The description of the Company's common stock contained in the Company's Registration Statement on Form 8-A filed with the Commission pursuant to Section 12 of the Exchange Act, including any subsequent amendment or report filed for the purpose of updating such information (File No. 1-5313).

     In addition, all documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Act of 1933, Potlatch Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of San Francisco, State of California, on the 11th day of July, 1994.

                                       POTLATCH CORPORATION


                                       By    /s/ BETTY R. FLESHMAN
                                          -----------------------------------
                                                Betty R. Fleshman
                                               Assistant Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


          Signature                        Title                 Date
          ---------                        -----                 ----

(i)     Principal Executive
        Officer:

        *JOHN M. RICHARDS        Chairman of the Board       July 11, 1994
                                 and Chief Executive
                                 Officer

(ii)    Principal Financial
        Officer:

        *GEORGE E. PFAUTSCH      Senior Vice President,      July 11, 1994
                                 Finance

(iii)   Principal Accounting
        Officer:

        *TERRY L. CARTER         Controller                  July 11, 1994

(iv)    Directors:

        *RICHARD A. CLARKE       Director                    July 11, 1994

        *KENNETH T. DERR         Director                    July 11, 1994

        *ALLEN F. JACOBSON       Director                    July 11, 1994

        *GEORGE F. JEWETT, JR.   Director                    July 11, 1994


    Signature                             Title                 Date
    ---------                             -----                 -----

*RICHARD B. MADDEN                       Director            July 11, 1994


*RICHARD M. MORROW                       Director            July 11, 1994

*VIVIAN W. PIASECKI                      Director            July 11, 1994

*TONI REMBE                              Director            July 11, 1994

*REUBEN F. RICHARDS                      Director            July 11, 1994

*RICHARD M. ROSENBERG                    Director            July 11, 1994

*ROBERT G. SCHWARTZ                      Director            July 11, 1994

*CHARLES R. WEAVER                       Director            July 11, 1994

*FREDERICK T.                            Director            July 11, 1994
 WEYERHAEUSER

*DR. WILLIAM T.                          Director            July 11, 1994
 WEYERHAEUSER


*By   BETTY R. FLESHMAN
   -------------------------
      (Betty R. Fleshman,
       Attorney-in-fact)


 Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of San Francisco, State of California, on the 11th day of July, 1994.

                                     POTLATCH CORPORATION SALARIED
                                     EMPLOYEES' SAVINGS PLAN

                                     By POTLATCH CORPORATION
                                     (Plan Administrator)



                                     By    /s/ BETTY R. FLESHMAN
                                       ----------------------------------
                                               Betty R. Fleshman
                                              Assistant Secretary

                               INDEX TO EXHIBITS
                               -----------------

Exhibit
Number               Exhibit
- ------               -------

  5.1        Internal Revenue Service
             Determination Letter for the Plan.

 23.1        Consent of KPMG Peat Marwick.

 24.1        Powers of Attorney.